 UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana		1-6651	35-1160484
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

130 E. Randolph St.			60601
Suite 1000			(Zip Code)
Chicago,	IL
(Address of principal executive offices)
(312) 819-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	HRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
CERTAIN OFFICERS.

On March 10, 2021, Hill-Rom Holdings, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Hill-Rom Holdings, Inc. 2021 Stock Incentive Plan (the “Plan”). Among other things, the Plan provides for 3,000,000 shares of the Company’s common stock for use under the Plan. The Plan is described in Proposal 4 of the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on January 19, 2021 (the "Proxy Statement"). The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Item 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting on March 10, 2021, the Company's shareholders voted on the following four proposals and cast their votes as set forth below.

1.The first proposal voted upon was the election of ten directors for a one-year term ending at the Company's annual meeting of shareholders in 2022. The ten persons nominated by the Company's Board of Directors received the following votes and were elected:

	For	Withheld	Broker Non-Votes
William G. Dempsey	53,716,563	294,354	4,137,079
John P. Groetelaars	53,925,435	85,482	4,137,079
Gary L. Ellis	53,152,368	858,549	4,137,079
Stacy Enxing Seng	53,684,229	326,688	4,137,079
Mary Garrett	53,338,057	672,860	4,137,079
James R. Giertz	52,823,207	1,187,710	4,137,079
William H. Kucheman	53,677,088	333,829	4,137,079
Gregory J. Moore	53,696,056	314,861	4,137,079
Felicia F. Norwood	53,339,998	670,919	4,137,079
Nancy M. Schlichting	53,583,282	427,635	4,137,079

2. The second proposal was a non-binding advisory vote to approve of the compensation of the named executives disclosed in the Proxy Statement. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
50,463,984	3,401,737	145,196	4,137,079

3. The third proposal voted upon was the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2021. The proposal received the following votes and was approved:

For	Against	Abstain
53,928,259	4,179,745	39,992

4. The fourth proposal voted upon was to approve of the Plan. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
51,193,091	2,732,038	85,788	4,137,079

Item 9.01.FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

99.1	Hill-Rom Holdings, Inc. 2021 Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: March 11, 2021	By:	/s/ Deborah M. Rasin

	Name: Title:	Deborah M. Rasin Senior Vice President, Chief Legal Officer and Corporate Secretary

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